UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

CQENS Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55470	27-1521407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5550 Nicollet Avenue, Minneapolis, MN 55419

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (612) 812-2037

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section3(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

CQENS Technology Inc. (the “Company”) has been informed that it has been granted two new patents for its Heat-not-Burn Device and Method technology. On January 21, 2022 the Company was granted a patent by the Patent office of Singapore and been given Patent No. 11202006324T. In addition, on March 15, 2022, the Company was issued United States Patent No.: 11,272,741 by the U.S. Patent and Trademark Office (USPTO). The patents cover the proprietary technology behind the CQENS System, a device and method for the inductive heating of a variety of consumable formulations and the subsequent production of an aerosol leading to the effective inhalation of the consumable’s constituents. This is accomplished without combustion or the accompanying constituents of combustion.

The Company believes its proprietary technology differs from other Heated Tobacco Products currently on the market because CQENS’ technology is a high temperature, non-combustion system, unlike low temperature, non-combustion systems available in certain international markets. The Company now has been issued three patents, two US and one Asian, for its Heat-not-Burn Device and Method and has another 21 U.S. and international patents pending for the CQENS system. According to a recent report by Dublin-based Research and Markets, the global Heated Tobacco Product market is expected to grow from $10.63 billion USD in 2021, reaching $42.41 billion USD in 2025.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CQENS TECHNOLOGIES INC.

Date: March 21, 2022	By:	/s/ William P. Bartkowski
William P. Bartkowski, President